Execution Version LIMITED WAIVER AGREEMENT This LIMITED WAIVER AGREEMENT (this “Agreement”) is entered into as of December 11, 2023 by and among MUELLER WATER PRODUCTS, INC., a Delaware corporation (the "Company"), EACH OF THE SUBSIDIARIES OF THE COMPANY PARTY HERETO (the Company and such Subsidiaries may be referred to individually, as a "Borrower" and collectively herein, as the "Borrowers"), EACH LENDER FROM TIME TO TIME PARTY HERETO, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”), Swing Line Lender and an L/C Issuer. Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the in the Credit Agreement (defined below). RECITALS A. The Borrowers, the other Loan Parties, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of August 26, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which Lenders have agreed to make certain loans and extend certain other financial accommodations to Borrowers as provided therein. B. The Borrowers have notified the Administrative Agent and the Lenders that the Company has experienced a data breach (the “Data Breach”) as described in that certain Press Release dated October 28, 2023 (the “Press Release”) and, as a result thereof, has failed to deliver the annual projections for fiscal year 2024 and are requesting that the Administrative Agent and the Required Lenders make the following one-time, temporary accommodations to the Loan Parties with respect to certain financial reporting and inspection provisions of the Credit Agreement (collectively, the “Financial Reporting Waivers”): (i) Waive and extend the due date for (A) the annual financial statements for fiscal year 2023 to be delivered pursuant to Section 7.01(a) and (c) and (B) the related certificates and information pursuant to Section 7.02(a) and (b), in each case, to March 15, 2024; (ii) Waive and extend the due date for the annual projections for fiscal year 2024 to be delivered pursuant to Section 7.01(d) to February 29, 2024; (iii) Waive and extend the due date for (A) the quarterly financial statements for the Fiscal Quarter ended December 31, 2023, to be delivered pursuant to Section 7.01(b) and (c) and (B) the related certificates and information under Section 7.02(b), in each case, to April 15, 2024; (iv) (A) Waive and extend the due date for the quarterly Borrowing Base Certificate to be delivered pursuant to Section 3.02(a)(i) or (ii) for the Fiscal Quarter ending December 31, 2023, (B) waive the trigger for increased frequency (quarterly to monthly) of the Borrowing Base Certificate pursuant to Section 3.02(a)(iii), and (C) waive and extend the due date for delivering aged trial balances of Eligible Accounts pursuant to Section 3.02(b)(i), in each case, to March 20, 2024; and (v) Delay initiating (A) the annual Field Exam pursuant to Section 7.10 to a date no earlier than 15 days after receipt of the audited annual financial statements for fiscal year 2023 (as extended pursuant to clause (i) above) and (B) the annual Inventory appraisal pursuant to Section 7.10 to the earliest date possible (and requested by the Administrative Agent in accordance with Section 7.10) after receipt of the audited annual financial statements for fiscal year 2023 (as extended pursuant to clause (i) above). C. The Administrative Agent and the Required Lenders are willing to grant the Financial Reporting Waivers pursuant to and conditioned upon the terms of this Agreement. NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now, or hereafter made to or for the benefit of the Loan Parties by Lenders, it hereby is agreed as follows: ARTICLE 1 WAIVER AND RELATED MATTERS Section 1.1 Limited Waiver. Subject to the satisfaction of the conditions set forth in Section 2.1 of this Agreement, and in reliance upon the representations and warranties of each Loan Party made herein, the Administrative Agent and the Required Lenders hereby (a) agree to the Financial Reporting Waivers and (b) waive any existing Event of Default arising as a result of the failure to deliver the annual projections for fiscal year 2024 required pursuant to Section 7.01(d) prior to the date hereof (the waivers under (a) and (b), collectively, the “Waiver”). The parties hereto acknowledge and agree that failure to deliver any of the financial or other information under clauses (i) through (iv) of the definition of “Financial Reporting Waivers” by no later than the applicable extended due date set forth therein shall constitute an immediate Event of Default under the Credit Agreement. Section 1.2 Credit Extensions during Waiver Period; Limitation of Outstandings. The Loan Parties hereby agree that, notwithstanding the term of Section 2.02, 2.03, 2.04, 3.02, 5.02 or any other provision of the Credit Agreement, for the period from (a) the Effective Date until (b) the date that all of the reporting and inspection matters constituting part of the Financial Reporting Waivers shall have been complied with and no Event of Default shall exist (the “Waiver Period”), no Borrowing Base Certificate other than the September 30, 2023 Borrowing Base Certificate will be required in connection with any request for a Credit Extension, or for the continuation or conversion of any Borrowing, provided that after giving effect to such Credit Extension, the Outstanding Amount of all Credit Extensions shall not exceed $50,000,000. For avoidance of doubt, during the Waiver Period the Borrowing Base and the Loan Cap shall be determined with reference to the September 30, 2023 Borrowing Base Certificate, notwithstanding anything to the contrary contained in the Credit Agreement. Section 1.3 No Other Waivers; No Course of Dealing. The Waiver set forth in Section 1.1 shall not be deemed a waiver of or consent to any default under any terms, covenants or provisions of the Credit Agreement or any other Loan Document, or any obligations of the Loan Parties, other than as expressly set forth above. The Waiver in no manner creates a course of dealing or otherwise impairs the ability of the Administrative Agent or the Lenders to declare a Default or Event of Default (including as a result of any material adverse change in the scope or nature of, or the current or anticipated impact or consequences of, the Data Breach that would constitute an Event of Default under the terms of the Credit Agreement without regard for this Agreement) or otherwise enforce the terms of the Credit Agreement, other than with respect to 2

3 matters specifically waived herein as part of the Financial Reporting Waivers. Each party to this Agreement, including each Loan Party, hereby consents, acknowledges and agrees to the Waiver. Section 1.4 Acknowledgement of Modification to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2.1 of this Agreement, and in reliance upon the representations and warranties of each Loan Party made herein, the parties hereto acknowledge and agree that the Credit Agreement is hereby amended as follows: (a) The defined terms “Note Indenture” and “Notes” in Section 1.01 of the Credit Agreement are hereby deleted and replaced with the following new defined terms: “Note Indenture” means that certain Indenture, dated as of May 28, 2021, between the Company, the guarantors signatory thereto and the Note Trustee. “Notes” means the 4.000% Senior Notes due 2029 issued by the Company pursuant to the Note Indenture. (b) Section 7.01(b) of the Credit Agreement is hereby deleted and replaced with the following new Section 7.01(b): “(b) within 45 days after the end of each of the first three fiscal quarters in each fiscal year, unaudited consolidated balance sheets as of the end of such fiscal quarter and the related statements of income and cash flow for such fiscal quarter and for the portion of the fiscal year then elapsed, on a consolidated basis for the Company and its Subsidiaries, setting forth in comparative form corresponding figures for the preceding fiscal year and certified by any financial officer of the Company that is a Responsible Officer as prepared in accordance with GAAP and fairly presenting the financial condition, results of operations, stockholders’ equity and cash flows for such fiscal quarter and period, subject to normal year end adjustments and the absence of footnotes;”. ARTICLE 2 MISCELLANEOUS Section 2.1 Conditions to Effectiveness. This Agreement shall become effective on the date upon satisfaction or waiver of the following conditions precedent, as determined by the Administrative Agent in its sole discretion (the “Effective Date”): (a) this Agreement shall have been duly executed and delivered by the Administrative Agent, each Borrower and the Required Lenders; and (b) the Administrative Agent shall have received a certificate of the Chief Financial Officer of the Company certifying that (i) the Data Breach has not had and is not reasonably expected to have a Material Adverse Effect and (ii) no Default or Event of Default has occurred and is continuing after giving effect to the Waiver.

4 Section 2.2 Representations, Warranties, and Covenants of Borrowers. Each Loan Party hereby represents and warrants that as of the Effective Date (a) no event has occurred and is continuing which, after giving effect to the Waiver, constitutes a Default or an Event of Default, (b) the representations and warranties of such Borrower contained in the Credit Agreement and the other Loan Documents are, after giving effect to the Waiver, true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects, (c) the execution and delivery by such Loan Party of this Agreement are within such Loan Party’s organizational powers and have been duly authorized by all necessary action, and (d) this Agreement is the legal, valid, and binding obligation of such Loan Party enforceable against such Loan Party in accordance with their terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law). Section 2.3 Fees, Costs, and Expenses. Subject to and in accordance with the Credit Agreement, Borrowers agree to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, negotiation, execution and delivery, and closing of this Agreement and all related documentation, including the reasonable fees and out-of- pocket expenses of counsel for Administrative Agent with respect thereto. Section 2.4 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto as separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute but one and the same agreement. A telecopy, pdf or similar electronic file of any such executed counterpart shall be deemed valid and may be relied upon as an original. Section 2.5 Effect; Ratification. (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect and are hereby ratified and confirmed. (b) Except as specifically set forth above, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of (a) any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, or (b) any Default or Event of Default. (c) Each Loan Party acknowledges and agrees that the terms set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by the Administrative Agent and the Lenders party hereto of this Agreement shall not be deemed (i) except as expressly provided in this Agreement, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or

5 of any other Loan Document or (ii) to create a course of dealing or otherwise obligate the Administrative Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future. (d) This Agreement shall constitute a Loan Document. Section 2.6 Reaffirmation. Each Loan Party hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Agreement, each such Loan Document is and shall remain in full force and effect in accordance with the terms thereof. Section 2.7 No Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. Section 2.8 GOVERNING LAW. THIS AGREEMENT, UNLESS OTHERWISE SPECIFIED IN THE CREDIT AGREEMENT, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS). [Signature Pages Follow]

[Signature Page – Limited Waiver Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above. BORROWERS: MUELLER WATER PRODUCTS, INC. CAM VALVES AND AUTOMATION, LLC ECHOLOGICS, LLC HENRY PRATT COMPANY, LLC JAMES JONES COMPANY, LLC MUELLER CO. LLC MUELLER GROUP, LLC MUELLER INTERNATIONAL, LLC MUELLER PROPERTY HOLDINGS, LLC MUELLER SERVICE CALIFORNIA, INC. MUELLER SERVICE CO., LLC MUELLER SYSTEMS, LLC OSP, LLC U.S. PIPE VALVE & HYDRANT, LLC By: Name: Steven S. Heinrichs Title: Chief Financial Officer and Chief Legal Officer of each Borrower

[Signature Page – Limited Waiver Agreement] TRUIST BANK, as a Lender By: Name: Title: Cathleen Marston Vice President

[Signature Page – Limited Waiver Agreement] GOLDMAN SACHS BANK USA, as a Lender By: Name: Title: Authorized Signatory

[Signature Page – Limited Waiver Agreement] Internal  TD BANK, N.A., as a Lender By: Name: Title: Jennifer Visconti Vice President